Exhibit 99.2
Goodrich Corporation First Quarter 2007 Results April 26, 2007

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 XWB and A380, the Boeing 787 Dreamliner, the Embraer 190, the Dassault Falcon 7X, and the Lockheed Martin F- 35 Lightning II and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies and/or mergers in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's April 26, 2007 First Quarter 2007 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Financial and Operational Highlights

First Quarter 2007 Highlights First quarter 2007 results, compared to first quarter 2006 Sales grew 12% -- growth in all segments and major market channels Segment OI margin increased from 12.0% to 14.5% Net income per diluted share of $0.78 First quarter 2006 net income of $1.60 per diluted share included $1.05 related to tax settlements First quarter 2007 increase of 42% excluding 2006 tax settlements Net cash provided by operating activities, minus capital expenditures, was 86% of net income Full Year 2007 Outlook Sales outlook increased to $6.3 - $6.5 billion ($6.2 - $6.4 billion previously) Net income per diluted share outlook increased to $3.20 - $3.35 ($2.95 - $3.15 per diluted share previously) Net cash provided by operating activities, minus capital expenditures, of 60% - 75% of net income (unchanged)

Delivering Sustained Sales Growth and Margin Expansion Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 FY07 Est. East 4700.405 4819.336 5044.045 5253.058 5396.486 5544.819 5675.329 5740.763 5878.284 6043 6300 w 200 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 FY07 Est East 0.104 0.108 0.11 0.11 0.115 0.116 0.122 0.129 0.132 0.139 0.14 0.005 2006 2005 2007 2004 2006 2005 2007 2004 $M Sales (Trailing Four Qtrs.) Segment Operating Income Margins (Trailing Four Qtrs.) 2007 Outlook Range 2007 Outlook Range

Year-over-Year Financial Results

(Dollars in Millions, excluding EPS) 1st Qtr 2007 1st Qtr 2006 Change Sales $1,589 $1,424 12% Segment operating income $231 $171 35% - % of Sales 14.5% 12.0% +2.5% Income - Continuing Operations - Net Income $100 $100 $200* $202* (50%) (50%) Diluted EPS - Continuing Operations - Net Income $0.78 $0.78 $1.59* $1.60* (51%) (51%) First Quarter 2007 - Financial Summary Year-over-Year Performance * First Quarter 2006 results include tax settlements totaling $132 million, or $1.05 per diluted share

First Quarter 2007 Year-over-Year Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income Diluted EPS First Quarter 2006 - Income from Continuing Operations $1,424 $200 $1.59 Tax settlement in first qtr 2006, not repeated in first qtr 2007 ($132) ($1.05) Subtotal - Income from Continuing Operations, excluding tax settlement $1,424 $68 $0.54 Increased overall volume, efficiency, mix, other $144 $32 $0.25 Other income (expense) ($3) ($0.03) Foreign exchange translation costs $21 ($5) ($0.04) Decreased pension expense $4 $0.03 Stock-based compensation $4 $0.03 First Quarter 2007 - Income from Continuing Operations $1,589 $100 $0.78

First Quarter 2007 Year-over-Year Segment Results 1st Quarter 2007 1st Quarter 2006 Change Change Dollars in Millions 1st Quarter 2007 1st Quarter 2006 $ % Sales Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Sales $609 $547 $433 $1,589 $538 $494 $392 $1,424 $71 $53 $41 $165 13% 11% 10% 12% Segment OI Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Segment OI $50 $126 $55 $231 $23 $105 $43 $171 $27 $21 $12 $60 114% 21% 28% 35% Segment Margin Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Overall Segment Margin 8.2% 23.1% 12.7% 14.5% 4.3% 21.2% 11.0% 12.0% N/A N/A N/A N/A 3.9% 1.9% 1.7% 2.5%

First Quarter 2007 Sequential Period Segment Results 1st Quarter 2007 4th Quarter 2006 Change Change Dollars in Millions 1st Quarter 2007 4th Quarter 2006 $ % Sales Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Sales $609 $547 $433 $1,589 $586 $511 $438 $1,535 $23 $36 ($5) $54 4% 7% (1%) 4% Segment OI Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Segment OI $50 $126 $55 $231 $35 $95 $65 $195 $15 $31 ($10) $36 43% 33% (15%) 18% Segment Margin Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Overall Segment Margin 8.2% 23.1% 12.7% 14.5% 6.0% 18.6% 14.9% 12.7% N/A N/A N/A N/A 2.2% 4.5% (2.2%) 1.8%

Summary Cash Flow Information Item (Dollars in Millions) 1st Quarter 2007 1st Quarter 2006 Net income $100 $202* Depreciation and Amortization $61 $56 Working Capital - (increase)/decrease - defined as the sum of A/R, Inventory and A/P ($102) ($116) Deferred income taxes and taxes payable $42 ($92)** Accrued expenses, other (including pension contributions) $22 $16 Cash Flow from Operations $123 $66 Pension Contributions - worldwide ($10) ($7) Capital Expenditures ($37) ($43) * Includes $132 million related to tax settlements ** Includes ($132) million related to tax settlements

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 10 16 7 29 7 3 23 5 First Quarter 2007 Sales by Market Channel Total Sales $1,589M Large Commercial Aircraft Aftermarket 29% Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 10% Airbus Commercial OE 16% Defense & Space, OE & Aftermarket 23% Other 5% Heavy A/C Maint. 3% OE AM Balanced business mix Regional, Business & Gen. Av. OE 7% Total Commercial Aftermarket 39% Total Commercial OE 33% Total Defense and Space 23%

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 12 11 7 24 9 7 22 8 Actuation and Landing Systems Sales by Market Channel after Reorganization Good Balance Airbus and Boeing Commercial & Military High aftermarket content Significant margin expansion opportunity Sales by Market Channel Full Year 2006 Actual - after reorganization Regional, Business & General Aviation Aftermarket 9% Boeing Commercial OE 12% Airbus Commercial OE 11% Defense & Space, OE & Aftermarket 22% Other 8% Heavy A/C Maint. 7% Regional, Business & Gen. Av. OE 7% Large Commercial Aircraft Aftermarket 24%

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other 11 32 5 43 2 0 8 1 Other 1% Boeing Commercial OE 11% Airbus Commercial OE 32% Large Commercial Aircraft Aftermarket 41% Regional, Business & General Aviation Aftermarket 2% Defense & Space, OE & Aftermarket 8% Regional, Business and General Aviation OE 5% Highest, fastest growth aftermarket proportion Growth in Regional OE Defense and space sales growth expected to resume in 2007 Nacelles and Interior Systems Sales by Market Channel after Reorganization Sales by Market Channel Full Year 2006 Actual - after reorganization

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military Other East 3 6 10 15 9 50 7 50% Defense & Space sales Significant Intelligence, Surveillance and Reconnaissance presence/growth Other 7% Boeing Commercial OE 3% Large Commercial Aircraft Aftermarket 15% Airbus Commercial OE 6% Regional, Business and General Aviation Aftermarket 9% Defense & Space, OE & Aftermarket 50% Regional, Business and General Aviation OE 10% Electronic Systems Sales by Market Channel after Reorganization Sales by Market Channel Full Year 2006 Actual - after reorganization

Sales by Market Channel First Quarter 2007 Change Analysis Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons 1Q 2007 vs. 1Q 2006 1Q 2007 vs. 4Q 2006 Boeing and Airbus - OE Production Aircraft Deliveries 4% 5% Regional, Business & General Aviation - OE Aircraft Deliveries 7% 10% Aftermarket - Large Commercial, Regional, Business and GA ASMs, Age, Cycles, Fleet size 21% 13% Defense and Space - OE and Aftermarket US, UK Defense Budgets 8% (10%) Heavy Airframe Maintenance Aircraft aging, Parked Fleet 3% 5% Other IGT, Other 6% -- Goodrich Total Sales 12% 4%

2007 Outlook

2007 Outlook 2007 Outlook - Sales - outlook increased to a range of $6.3 - $6.5 billion 7 - 11 percent increase over 2006 Expected sales growth in all segments Expected sales growth in all major market channels Net income per diluted share - outlook increased to $3.20 - $3.35, including: Margin improvement in all three segments Effective tax rate of 31 - 33 percent Assumes flat pension plan expense in 2007, compared to 2006 (including curtailments) Increased foreign exchange translation costs of about $26 million compared to 2006, most in first half of 2007

2007 Outlook 2007 Outlook Cash flow - net cash flow provided by operating activities, minus capital expenditures: Continue to expect 60 - 75% percent of net income Capital expenditures of $270 - $290 million Approximately 40% expected to be associated with: Investments in low cost country manufacturing, Previously announced MRO facility expansions and new facilities to support aftermarket sales growth Capital expenditures related to the company-wide implementation of a new ERP system Worldwide pension plan contributions of approximately $100 million $75 million contributed on April 2, 2007

2007 Sales Expectations By Market Channel Full Year 2006 Sales Mix Market 2007 Market Growth 2007 Goodrich Growth Market expectations - 2008 and beyond 9% 17% 26% Boeing OE Del. Airbus OE Del. Total (GR Weight) 12% 3% 7% About the same as OE delivery increases Growth continues for 737, 777, A320; A380, 787 and A350 introductions support deliveries past normal peak 7% Regional/Bus/GA OE (Weighted) ~5% >10% CF34-10 Engine Nacelles and tail cone on EMBRAER 190 support continued growth through the cycle 33% Aftermarket (Commercial/ Regional/Bus/GA) 4 - 5% >10% Airbus AM growing faster due to fleet aging, excellent product positions plus outsourcing trend support higher than market growth rate 25% Defense and Space OE and Aftermarket ~5% ~7% OE - Positions on funded platforms worldwide, new products provide stable growth Aftermarket - Platform utilization, upgrade opportunities support long-term growth 3% Heavy Maintenance Approx. Flat Sales fluctuate based on A/C age, timing and type of overhaul 6% Other Up slightly 100% Total 5 - 6% 7 - 11%

2007 Outlook Summary Continued robust growth in major commercial aerospace original equipment and aftermarket channels Expect segment OI margins to expand to 14 - 14.5% in 2007 Operational excellence and aftermarket growth On track to exceed 15% segment OI margin by 2009 Expect growth in EPS from continuing operations to be greater than sales growth 2007 Outlook does not include Impact of acquisitions or divestitures Resolution of A380 claim to Northrop Grumman Continue to show solid sales growth, margin expansion and EPS growth

Goodrich - 2007 and Beyond

Financial Goals and Strategic Initiatives Drivers of Long-Term Growth and Performance Financial Goals - Perpetuate and grow the enterprise over the long-term Revenue growth greater than the underlying market metric Margin expansion At least 15 percent segment operating income margin by 2009 Sustained growth thereafter Cash flow conversion at, or greater than, 100 percent over the cycle Strategic Initiatives - to achieve financial and business goals: Balanced Growth Use portfolio mass and breadth to grow all market channels Pursue opportunities in defense and space markets Continue to enhance Intelligence, Reconnaissance and Surveillance positions Leverage the enterprise Drive cost efficiency and leverage technologies/capabilities Balanced application of resources and capital allocation Operational excellence Continuous improvement Supply chain management, including low cost country sourcing and manufacturing

Aerospace and Defense Themes Commercial Aircraft Original Equipment Production New orders for commercial aircraft, including regional aircraft, remain very strong Manufacturers continue to raise production rates Deliveries expected to increase 7 - 8 percent in 2006 Continued strong demand for larger regional jets Commercial Aircraft Aftermarket Products and Services Worldwide growth in available seat miles supports demand for replacement parts and repair and overhaul services Expect 4 - 5 percent growth over the long-term Consistent and predictable over the cycle Aging aircraft fleet drives additional growth for many popular models of aircraft Defense and Space Products and Services Strong aftermarket demand for existing platforms (new and retrofit) New opportunities for mission equipment and intelligence, surveillance and reconnaissance (ISR) products

Great market positions Good top line growth - sustainable, above market metric growth Continued strong commercial airplane original equipment growth Continued commercial aftermarket growth greater than market growth (ASM's) Continued growth in defense and space driven by ISR technology, upgrades and retrofits of existing products and new aircraft programs Delivering on substantial margin improvement opportunity Improved segment operating income margin from 11.5% in 2005 to 13.0% for the full year 2006; expect 14 - 14.5% margin in 2007 Sustainable margin expansion and income growth beyond the OE cycle Driving cash flow conversion levels toward 100% The Value Proposition for Goodrich 2007 - 2011 Expectations Entire organization focused on margin expansion and cash flow growth